UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2013

BUCKEYE TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14030	62-1518973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Tillman Street Memphis, Tennessee	38112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 320-8100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Performance Bonuses

On August 12, 2013, Buckeye Technologies Inc. (the “Company”) awarded bonuses to its named executive officers for the fiscal year ended June 30, 2013, based on Compensation Committee approval. The named executive officers will receive the following bonuses:

•

John B. Crowe, Chairman and Chief Executive Officer, will receive $438,217 based on the Company’s At-Risk Compensation (“ARC”) bonus program, $57,362 from the All Employee Bonus Plan and $15,954 from the Company’s Retirement Replacement Plan.

•

Steven G. Dean, Executive Vice President and Chief Financial Officer will receive $161,348 based on the Company’s ARC bonus program, $29,016 from the All Employee Bonus Plan and $12,084 from the Company’s Retirement Replacement Plan.

•	Douglas L. Dowdell, Executive Vice President, Specialty Fibers, will receive $160,980 based on the Company’s ARC bonus program and $27,863 from the All Employee Bonus Plan.

•	Paul N. Horne, Senior Vice President, Product and Market Development, will receive $135,472 based on the Company’s ARC bonus program and $28,050 from the All Employee Bonus Plan.

Second Amendment to the Buckeye Technologies Inc. Restricted Stock Plan

Pursuant to the Agreement and Plan of Merger, dated as of April 23, 2013, by and among the Company, Georgia-Pacific LLC and GP Cellulose Group LLC, the Company is not permitted to issue equity grants to its employees under the Buckeye Technologies Inc. Restricted Stock Plan, as amended (the “Restricted Stock Plan”). Therefore, effective August 12, 2013, the Board of Directors of the Company amended the Restricted Stock Plan to provide that no restricted stock would be awarded to any employee of the Company with respect to the fiscal year ending June 30, 2013.

The foregoing description of the amendment to the Restricted Stock Plan does not purport to be complete and is qualified in its entirety by reference to the Second Amendment to the Restricted Stock Plan, which is attached hereto as Exhibit 10.1.

Cash Award in Lieu of Customary Restricted Stock Grant

Because of the prohibition on the grant of restricted stock to employees, as described above, on August 12, 2013, the Compensation Committee approved the award to certain employees of the Company of cash payments in lieu of the value of the restricted stock that would otherwise have been awarded to each such employee under the formula set forth in the Restricted Stock Plan. Based on this approval, on August 12, 2013, the Company’s named executive officers received cash awards in the following amounts:

•	John B. Crowe, Chairman and Chief Executive Officer: $49,297.

•	Steven G. Dean, Executive Vice President and Chief Financial Officer: $12,224.

•	Douglas L. Dowdell, Executive Vice President, Specialty Fibers: $15,027.

•	Paul N. Horne, Senior Vice President, Product and Market Development: $15,414.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Second Amendment to the Restricted Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE TECHNOLOGIES INC.

Date: August 15, 2013	By:	/s/ Steven G. Dean
Steven G. Dean
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to the Restricted Stock Plan